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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 31, 2001

                                MONSANTO COMPANY
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                     001-16167                43-1878297
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(State or Other Jurisdiction of      (Commission             (IRS Employer
       Incorporation)                File Number)          Identification No.)

                          800 North Lindbergh Boulevard
                            St. Louis, Missouri 63167
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (314) 694-1000



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

         99.1 Slide presentation by the Chief Operating Officer and Chief Financial Officer of Monsanto Company, dated May 31, 2001

ITEM 9.  REGULATION FD DISCLOSURE

         On May 31, 2001, Monsanto Company's Chief Operating Officer and Chief Financial Officer will meet with a variety of members of the financial and investment community in Milwaukee, Wisconsin and Minneapolis, Minnesota. A slide presentation given at the meetings is attached to this report as Exhibit 99.1 and incorporated herein by reference. The slide presentation can also be viewed on Monsanto Company's Internet web site at http://www.monsanto.com.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 31, 2001

                                       MONSANTO COMPANY



                                       By:    /s/ Terrell K. Crews
                                          -------------------------------------
                                       Name:  Terrell K. Crews
                                              Executive Vice President, Chief
                                              Financial Officer
                                              (Principal Financial Officer)



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                                  EXHIBIT INDEX


Exhibit
Number            Description
------            -----------
  99.1            Slide presentation by the Chief Operating Officer and the
                  Chief Financial Officer of Monsanto Company, dated May 31,
                  2001